                                                                   EXHIBIT 10.17

                            INDEMNIFICATION AGREEMENT

      This Indemnification Agreement (this "Agreement") is made and entered into and is effective as of July 1, 2004, by and between Commerce Energy Group, Inc., a Delaware corporation (the "Corporation"), and Ian B. Carter, an individual ("Indemnitee").

                                    RECITALS

      A. Indemnitee performs a valuable service to the Corporation in his capacity as a director and officer of the Corporation.

      B. The Amended and Restated Certificate of Incorporation (the "Certificate") and the Bylaws (the "Bylaws") of the Corporation provide for the indemnification of the officers and directors of the Corporation as authorized by the Delaware General Corporation Law, as amended (the "DGCL").

      C. The Certificate, the Bylaws and the DGCL, by their non-exclusive nature, permit contracts between the Corporation and its directors, officers, employees and other agents with respect to indemnification of such persons.

      D. In accordance with the authorization provided by the Certificate, the Bylaws and the DGCL, the Corporation is entitled to purchase a policy or policies of directors' and officers' liability insurance covering certain liabilities which may be incurred by its directors and officers in the performance of their duties to the Corporation.

      E. As a result of developments affecting the terms, scope and availability of such insurance, there exists general uncertainty as to the extent of protection afforded such persons by such Insurance and by statutory and bylaw indemnification provisions.

      F. In order to induce Indemnitee to continue to serve as a director and officer of the Corporation, the Corporation has determined and agreed to enter into this Agreement with Indemnitee.

                                    AGREEMENT

      1. Indemnity of Indemnitee. The Corporation shall hold harmless, indemnify and advance expenses to Indemnitee as provided in this Agreement and to the fullest extent authorized, permitted or required by the provisions of the Certificate, the Bylaws and the DGCL, as the same may be amended from time to time (but, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than were permitted by the Certificate, the Bylaws or the DGCL prior to adoption of such amendment); provided, however, that the Corporation shall not indemnify Indemnitee in connection with any proceeding, (or part thereof) initiated by Indemnitee, or any proceeding by Indemnitee against the Corporation or its directors, officers, employees or other agents, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding, was authorized by the Board of Directors of the

Corporation, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the DGCL, or (iv) the proceeding is initiated with respect to a proceeding to enforce rights to indemnification pursuant to Section 8 hereof. The rights of Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in the other sections of this Agreement.

      2. Additional Indemnity. In addition to and not in limitation of the indemnification otherwise provided for herein, and subject only to the exclusions set forth in Section 3 hereof, the Corporation hereby further agrees to hold harmless and indemnify Indemnitee:

            (a) Against all liabilities, losses, expenses (including attorney's fees), judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement actually and reasonably incurred or suffered by Indemnitee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which he is a party or a witness, by reason of the fact that Indemnitee is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent.

            (b) Otherwise to the fullest extent as may be provided to Indemnitee by the Corporation under the non-exclusivity provisions of the DGCL.

      3.    Limitations on Additional Indemnity. No indemnity pursuant to
Section 2 hereof shall be paid by the Corporation:

            (a) On account of any claim against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

            (b) On account of Indemnitee's conduct that was knowingly fraudulent or deliberately dishonest, or that constituted willful misconduct;

            (c) On account of, or attributable to, Indemnitee's conduct that constituted a breach of Indemnitee's duty of loyalty to the Corporation or resulted in any personal profit or advantage to which Indemnitee was not legally entitled;

            (d) For which payment has actually been made to Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement, except in respect of any excess beyond payment under such insurance, clause, bylaw or agreement;

            (e) The payment of which by the Corporation under this Agreement is not permitted by applicable law;

            (f) If indemnification is not lawful (and, in this respect, both the Corporation and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication) or is prohibited by any applicable state securities laws with respect to any violation of applicable federal or state securities laws; or

            (g) In connection with any proceeding, (or part thereof) initiated by Indemnitee, or any proceeding by Indemnitee against the Corporation or its directors, officers, employees or other agents, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding, was authorized by the Board of Directors of the Corporation, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the DGCL, or (iv) the proceeding is initiated pursuant to Section 8 hereof.

      4. Continuation of Indemnity. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director, officer, employee or other agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrative, administrative or investigative, by reason of the fact that Indemnitee was (i) a director of the Corporation or (ii) serving in any other capacity referred to herein, and shall inure to the benefit of Indemnitee's heirs, executors and administrators.

      5. Partial Indemnification. Indemnitee shall be entitled under this Agreement to indemnification by the Corporation for a portion of the expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Indemnitee becomes legally obligated to pay in connection with any action, suit or proceeding referred to in Section 2 hereof even if not entitled hereunder to indemnification for the total amount thereof, and the Corporation shall indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

      6. Notification and Defense of Claim. Not later than thirty (30) days after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee will, if a claim in respect thereto is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof; but the omission so to notify the Corporation will not relieve it from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Indemnitee notifies the Corporation of the commencement thereof

            (a) The Corporation will be entitled to participate therein at its own expense;

            (b) Except as otherwise provided below, the Corporation may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Corporation to Indemnitee of its election to assume the defense thereof, the Corporation will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof except for reasonable costs of investigation or otherwise as provided below. Indemnitee shall have the right to employ separate counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of the defense of such action, or
(iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Indemnitee's separate counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which Indemnitee shall have made the conclusion provided for in (ii) above; and

            (c) The Corporation shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld. The Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent which may be given or withheld in Indemnitee's sole discretion.

      7. Expenses. The Corporation shall pay the expenses incurred by Indemnitee in defending any proceeding in advance of its final disposition, provided that, to the extent required by the DGCL, the payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by Indemnitee to repay all amounts advanced if it should be ultimately determined by final judicial decision from which there is no further right to appeal that Indemnitee is not entitled to be indemnified under this Agreement or otherwise.

      8. Enforcement. Any right to indemnification or advances granted by this Agreement to Indemnitee shall be enforceable by or on behalf of Indemnitee only in the Chancery Court of the State of Delaware if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within sixty (60) days of request therefor. Indemnitee, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. It shall be a defense to any action for which a claim for indemnification is made under
Section 2 hereof (other than an action brought to enforce a claim for advancement of expenses pursuant to Section 7 hereof, provided that the required undertaking has been tendered to the Corporation) that Indemnitee is not entitled to indemnification because of the limitations set forth in Section 3 hereof, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or its shareholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Indemnitee is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors or its shareholders) that such indemnification is improper, shall be a defense to the action or create a presumption that Indemnitee is not entitled to indemnification under this Agreement or otherwise.

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      9.    Subrogation. In the event of payment under this Agreement, the
Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.

      10. Non Exclusivity of Rights. The rights conferred on Indemnitee by this Agreement shall not be exclusive of any other right which Indemnitee may have or hereafter acquire under any statute, provision of the Certificate, the Bylaws, agreement, vote of shareholders or directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.

      11.   Survival of Rights.

            (a) The rights conferred on Indemnitee by this Agreement shall continue after Indemnitee has ceased to be a director, officer, employee or other agent of the Corporation or to serve at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of Indemnitee's heirs, executors and administrators.

            (b) The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place.

      12. Severability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. Furthermore, if this Agreement shall be invalidated in its entirety on any ground, then the Corporation shall nevertheless indemnify Indemnitee to the fullest extent provided by the Certificate, the Bylaws, the DGCL or any other applicable law.

      13. Consent to Jurisdiction. The Corporation and Indemnitee each hereby irrevocably consent to the jurisdiction of the Court of the State of Delaware for all purposes in connection with any action or proceeding, which arises out of or relates to this Agreement, and agree that any action instituted under this Agreement shall be brought only in the Chancery Courts of the State of Delaware.

      14. Governing Law. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware.

      15. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

      16. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.

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      17.   Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

      18. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand to the party to whom such notice or other communication shall have been directed, or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

            (a)   If to Indemnitee, to:

                  __________________________________

                  __________________________________

            (b)   If to the Corporation, to:

                  Commerce Energy Group, Inc.
                  600 Anton Boulevard, Suite 2000
                  Costa Mesa, CA 92626
                  Attn: Chairman of the Board

or to such other address(es) as may have been furnished to/by Indemnitee to/by the Corporation.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Indemnification Agreement as of the day and year first above written.

"Indemnitee"                          /S/ IAN B. CARTER
                                      ---------------------------------------
                                      Ian B. Carter

"Corporation"                         COMMERCE ENERGY GROUP, INC., a Delaware
                                      corporation

                                      By: /S/ JOHN A. BARTHROP
                                          -----------------------------------
                                      Name:  John A. Barthrop
                                      Title: General Counsel

                           SCHEDULE TO EXHIBIT 10.17

      Commerce Energy Group, Inc. entered into Indemnification Agreements with several officers and directors, each substantially identical to Exhibit 10.17 except that the Indemnitee and the date of the other Indemnification Agreements are as follows:

Indemnitee                          Date of Agreement
__________                          _________________
Robert C. Perkins                   July 1, 2004
John A. Barthrop                    July 1, 2004
Mark S. Juergensen                  July 1, 2004
Kenneth L. Robinson                 July 1, 2004
Craig G. Goodman                    July 1, 2004
Richard L. Boughrum                 July 1, 2004
Peter Weigand                       July 1, 2004
Laura Taylor                        November 11, 2004